UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2019

QUANTUM ENERGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-225892	98-0428608
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

218 N. Jefferson Street, Suite 400
Chicago, Illinois	60661
(Address of principal executive offices)	(Zip Code)

(480) 734-0337
(Registrant’s telephone number, including area code)

[Not applicable / Former Name or Address]
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

On June 8, 2018, the Registrant amended and extended the Farm Contract of Purchase and Sale (dated December 5, 2016) with a land owner in Stoughton, Saskatchewan to increase the purchase price of $525,000 (Canadian) and extended the option to purchase the property until December 31, 2018. That Farm Contract expired on December 31, 2018. Management is currently negotiating an additional extension of that Farm Contract.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 8, 2019

QUANTUM ENERGY INC.

By:	/s/ Jeffrey Mallmes
Jeffrey Mallmes, Chairman, President and Treasurer